                                                                     Exhibit 4-A


                           FIRST AMENDMENT TO THIRD
                           ------------------------
                             AMENDED AND RESTATED
                             --------------------
                               CREDIT AGREEMENT
                               ----------------


     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is entered into as of December 16, 1999, by and among BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Borrower"), BANK ONE, INDIANA, NA, as successor by merger with NBD Bank, N.A. in its individual capacity ("Bank One"), KEYBANK NATIONAL ASSOCIATION ("KeyBank"), SUNTRUST BANK, CENTRAL FLORIDA, N.A. ("Suntrust"), NATIONAL CITY BANK OF INDIANA ("NCB"), FIFTH THIRD BANK, INDIANA ("Fifth Third"), and THE NORTHERN TRUST COMPANY ("Northern Trust") (Bank One, KeyBank, Suntrust, NCB, Fifth Third and Northern Trust hereinafter collectively referred to as the "Banks" and each individually as a "Bank"), THE HUNTINGTON NATIONAL BANK ("Huntington"), COMERICA BANK ("Comerica") and BANK ONE, INDIANA, NA, as Agent for the Banks (in such capacity, the "Agent") in order to provide as follows:

     WHEREAS, the Borrower, the Banks, NATIONSBANK, N.A. ("Nationsbank") and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of December 28, 1998 (the "Agreement"); and

     WHEREAS, the Borrower, the Banks, Huntington, Comerica and the Agent now desire to amend the Agreement to (i) exclude Nationsbank as a member of the syndicate bank group providing the credit facilities to the Borrower, (ii) include Huntington and Comerica as members of the syndicate bank group providing the credit facilities to the Borrower; and (iii) amend certain provisions of the Agreement.

     NOW, THEREFORE, the Borrower, the Banks, Huntington, Comerica and the Agent agree as follows:

     1.  Definitions.  Unless otherwise specifically defined herein, all defined
         -----------
terms used in this Amendment shall have the respective meanings as set forth in the Agreement.

     2.  Amended Definitions.  (a) The following definitions appearing in
         -------------------
Section 1.01 of the Agreement are hereby amended and restated in its entirety as follows:

     "Applicable Spread" means that number of Basis Points to be taken into
      -----------------
account in determining the per annum rate at which interest will accrue on the Revolving Credit or the Swing Line, as the case may be, determined by reference to the implied senior debt rating of the Borrower as reported quarterly by Standard & Poors, Inc. in accordance with the following table:

----------------------------------------------------------------------------------------
                       Senior Debt
       Tier              Rating          Base Rate       LIBOR*         Federal Funds**
       ----              ------          ---------       -----          -------------
----------------------------------------------------------------------------------------
        1           BBB- and above:         0.0          65 b.p         65 b.p.
----------------------------------------------------------------------------------------
        2           BB+ and below or
                    unrated:                0.0          90 b.p         90 b.p.
----------------------------------------------------------------------------------------

* applicable to LIBOR Advances only.

** applicable to Swing Line Advances only.

Initially, the Applicable Spread shall be as shown on Tier 2 indicated on the above table. Thereafter, (a) with respect to a LIBOR Advance, the Applicable Spread shall be determined on the basis of the report of Standard & Poors, Inc. most recently delivered to the Agent prior to the first day of the LIBOR Interest Period for which the interest rate is calculated with effect for the entire LIBOR Interest Period, and, (b) with respect to a Base Rate Advance or a Swing Line Advance, the Applicable Spread shall be determined on the basis of the report of Standard & Poors, Inc. most recently delivered to the Agent prior to the making of the Advance or Swing Line Advance with the Applicable Spread to be adjusted thereafter, up or down as applicable, on the third Banking Day following receipt by the Agent of a report which contains a change in the Borrower's implied senior debt rating. In the event that the senior debt rating of the Borrower as reported by Standard & Poors, Inc. is not available, the Applicable Spread shall be the Applicable Spread as shown on Tier 2 indicated on the above table and shall remain effective until such time as the implied senior unsecured debt rating of the Borrower as reported by Standard & Poors, Inc. becomes available.

     "Banks" means Bank One, Indiana, NA, KeyBank National Association,
      -----
     Suntrust, Central Florida, N.A., National City Bank of Indiana, Fifth Third Bank, Indiana, The Northern Trust Company, The Huntington National Bank and Comerica Bank.

     "Competitive Loan Note" means the promissory notes of the Borrower in favor
      ---------------------
     of each Bank in the form of Exhibits "D-1" through "D-8" attached to this
                                 ----------------------------
     Agreement, as amended, replaced, supplemented, or modified from time to time, and "Competitive Loan Note" means any one of such Notes.
                ---------------------

     "Revolving Note"  means each promissory note to be executed by the Borrower
      --------------
     in favor of each Bank in the form of Exhibits "E-1" through "E-8" attached
                                          ----------------------------
     hereto, as amended, replaced, supplemented or modified from time to time, and Revolving Note means any one of such Notes.
         --------------

     "Swing Line Note" means a promissory note, in substantially the form of
      ---------------
     Exhibit F attached hereto, duly executed by the Borrower and payable to the
     ---------
     order of the Swing Line Bank in the amount of its Swing Line Commitment, as amended, replaced, supplemented or modified from time to time.

     "Termination Date" means the earlier to occur of (a) December 14, 2000, as
      ----------------
     such date may hereafter be extended upon the mutual agreement of the Borrower and all of the Banks in their sole discretion, and (b) the date on which the Loans are terminated, accelerated or both pursuant to Article VIII hereof.

     (b) Section 1.01 of the Agreement is hereby supplemented by inclusion of the following definition:

     "First Amendment" means that certain First Amendment to Third Amended and
      ---------------
     Restated Credit Agreement executed by and among the Borrower, the Banks, Huntington and Comerica and the Agent as of December 16, 1999.

     (3) All references in the Agreement to "NBD Bank" or "NBD Bank, N.A." shall be amended to refer to "Bank One" or "Bank One, Indiana, NA".

     3.   Amendment of Agreement.  (a) Exhibits A, B and C attached to the
          ----------------------       -------------------
Agreement and as referenced in the definitions of "Competitive Bid", "Competitive Bid Request" and "Competitive Bid Request by Agent", respectively, appearing in Section 1.01 of the Agreement are hereby replaced with Exhibits A,
                                                                    -----------
B and C attached to this Amendment.
-------

     (b) Section 2.1 of the Agreement is hereby amended and restated in its entirety as follows:

          2.01 Revolving Credit. Subject to the terms and conditions hereof,
               ----------------
including but not limited to the limitation stated in this Section 2.01 below and Section 2.05(9) hereof, each Bank severally agrees to make Advances (collectively, the "Revolving Credit") to the Borrower at any time and from time to time on and after the date hereof to and including the Termination Date in an aggregate principal amount at any one time outstanding not to exceed the Bank's Commitment set forth opposite such Bank's name below:

                                        Amount of            Percentage of
          Bank                         Commitment         Aggregate Commitment
          ----                         ----------         --------------------
Bank One, Indiana, NA                $ 30,000,000.00                20.0%

KeyBank National Association         $ 31,000,000.00             20.6667%

Suntrust Bank, Central Florida,      $ 35,000,000.00             23.3333%
 N.A.

National City Bank of Indiana        $ 10,000,000.00              6.6667%

Fifth Third Bank, Indiana            $  9,000,000.00                 6.0%

The Northern Trust Company           $ 15,000,000.00                10.0%

The Huntington National Bank         $ 10,000,000.00              6.6667%

Comerica Bank                        $ 10,000,000,00              6.6667%

    Total                            $150,000,000.00               100.0%


     The Revolving Credit is a revolving credit facility and subject to
Section 2.12 and within the limits of the Aggregate Commitment of the Banks, the Borrower may repay and reborrow as Borrower may elect, provided that (y) all Advances must mature no later than the Termination Date, and (z) the aggregate outstanding principal balance of the Revolving Credit, the Competitive Bid Facility and the Swing Line may not exceed $150,000,000.00.

     (c) The first paragraph of Section 2.04 of the Agreement is hereby amended and restated in its entirety as follows:

          2.04  Competitive Bid Facility.   In addition to the Revolving Credit
                ------------------------
     and the Swing Line, the Borrower may, as set forth in this Section, request the Banks at any time prior to the Termination Date to make offers to make Competitive Bid Advances to the Borrower. The aggregate principal amount at any one time outstanding under the Competitive Bid Facility shall not exceed $60,000,000.00, and in no event may the aggregate outstanding principal balances of the Competitive Bid Facility, the Revolving Credit and the Swing Line exceed $150,000,000.00. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section. Each utilization of the Competitive Bid Facility by the Borrower shall serve to reduce the available and unused Aggregate Commitment under the Revolving Credit; provided, that neither the Pro Rata share of each Bank of the Aggregate Commitment nor the amount of each Bank's Commitment shall be altered by virtue of any Bank financing a Competitive Bid Advance.

     (d) Section 2.04(g) of the Agreement is hereby amended and restated in its entirety as follows:

          (g) All Competitive Bid Advances shall reduce the Aggregate Commitment, and at no time shall the sum of the aggregate outstanding principal balances of the Revolving Credit, the Swing Line and the Competitive Bid Facility exceed One Hundred Fifty Million and No/100 Dollars ($150,000,000.00).

     (e) Section 2.07 of the Agreement is hereby amended and restated in its entirety as follows:

          2.07 Fees.
               ----

          (a) For the period from the date of the Amendment, to but excluding the Termination Date, the Borrower shall pay to the Agent for the account of each Bank a facility fee equal to 22.5 Basis Points per annum calculated on the Aggregate Commitment. Such fees shall be paid in advance with the first such payment due on the date of hereof for the period from the date hereof through December 31, 1999, and thereafter calculated on a quarterly basis and paid in advance on the last Banking Day of each December, March, June and September.

          (b) At any time and at all times that the outstanding principal balance under the Revolving Credit exceeds Fifty Million and No/100 Dollars ($50,000,000.00), the Borrower shall pay to the Agent for the account of each Bank a utilization fee equal to
               12.5 Basis Points per annum calculated on the entire principal amount outstanding under the Revolving Credit. Such fees shall be paid in arrears and calculated on a quarterly basis and paid on the last Banking Day of each March, June, September and December, beginning on December 31, 1999.

          (c) The Agent may debit any demand deposit account of the Borrower on the date such administrative, facility or usage fees are due in payment of such fees, without further authority, and the Agent shall promptly distribute (i) to each Bank its Pro Rata share of each payment of the facility or utilization fee, and (ii) to the Agent the amount of its administrative fee. Such fees shall be calculated on the basis of a 360-day year and actual days elapsed. All fees payable hereunder shall be non-refundable and deemed to be earned in full upon payment except in the event of a permanent reduction in the Aggregate Commitments as contemplated in

               Section 2.15 hereof in which event Borrower shall be entitled to a prorated refund of such fees.

          (d) The Borrower also agrees to pay to the Agent for the sole account of the Agent and Banc One Capital Markets, Inc. (the "Arranger") unless otherwise agreed between the Agent or the Arranger and any Bank, the fees set forth in the Letter Agreement among the Agent, the Arranger and the Borrower dated November 23, 1999, payable at the times and in the amounts set forth therein.

          (f)  Schedule 1 referenced in Section 5.02 of the Agreement is
               ----------
               replaced with Schedule 1 attached to this Amendment.
                             ----------

          (g) The Compliance Certificate referenced in Section 6.04(e) of the Agreement, in the form attached to the Agreement as Exhibit G, is
                                                                   ---------
               hereby replaced with Exhibit G attached to this Amendment.
                                    ---------

          (h) Section 6.09 of the Agreement is hereby amended and restated in its entirety as follows:

               6.09 Consolidated Net Worth. Maintain at all times, a
                    ----------------------
                    Consolidated Net Worth of not less than Two Hundred Ninety-Five Million and 00/100 Dollars ($295,000,000.00); which required minimum amount will increase as of the end of each fiscal quarter of the Borrower, commencing with the quarter ending December 31, 1999 by an amount equivalent to the sum of (i) fifty percent (50.0%) of the Borrower's Consolidated Net Income for such quarter (with no deduction on account of negative Consolidated Net Income for a fiscal quarter), plus
                    (ii) one hundred percent (100.0%) of the net proceeds, cash or otherwise, of all offerings and issuances of additional equity by the Borrower and its Subsidiaries..

          (i) Section 6.10 of the Agreement is hereby amended and restated in its entirety as follows:

               6.10  Consolidated Total Debt to Consolidated EBITDA. Maintain at
                     ----------------------------------------------
          all times a ratio of Consolidated Total Debt to Consolidated EBITDA for the period of four (4) consecutive fiscal quarters most recently ended on or prior to such determination date of not greater than 3.25 to 1.0.

          (j) Subsection 7.01(f) of the Agreement is hereby amended and replaced in its entirety as follows:

               (f)  Asset Backed Debt. Provided that the amount of financing
                    -----------------
                    under such transactions does not exceed at any one time outstanding an amount equal to Five Hundred Million and No/100 Dollars ($500,000,000.00) less the maximum principal
                                                     ----
                    amount available under the Loans.


          (k) Subsection 7.04(e) of the Agreement is hereby amended and replaced in its entirety as follows:

               (e) the transfer of an interest in accounts or notes receivable by (i)(A) Special Services Company to the Borrower and (B) the Borrower to Bindley Western Funding Corporation and (ii) the transfer of such assets by Bindley Western Funding Corporation to a conduit financier for fair market value and with limited recourse, pursuant to the terms of the

                    Transfer Agreements and Receivables Purchase Agreement, provided that such transfer qualifies as a sale under GAAP and that the amount of any related financing does not exceed an amount equal to Five Hundred Million and 00/100 Dollars ($500,000,000.00) less the maximum principal amount
                                      ----
                    available under the Loans.

     4.   Representations and Warranties.  By execution of this Amendment, the
          ------------------------------
Borrower represents and warrants that the representations and warranties stated in Article V of the Agreement remain true and correct as of the date hereof and that all references to the Agreement shall be deemed to refer to the Agreement as amended by this Amendment. Further, the Borrower hereby makes the following additional representations and warranties:

     (a) Borrower has the requisite corporate power and authority to enter into and execute and deliver, this Amendment and the new Revolving Notes to Bank One, and the execution, delivery and performance of such documents have been duly authorized by all requisite corporate action, and are not in conflict with the terms of any charter, Articles of Incorporation, By-Law or other organizational papers of the Borrower, or any instrument or agreement to which the Borrower is a party or by which the Borrower is bound or affected, and are valid and binding obligations of the Borrower.

     (b) The officers of the Borrower executing this Amendment and the Revolving Notes as referenced in subsection (a) above, and any certificate, instrument or agreement required to be delivered by the Borrower hereunder or there under have been duly elected and appointed and were fully authorized to execute the same as of the effective date of each such agreement, certificate or instrument.

     (c) No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority by the Borrower is necessary in connection with the execution, delivery and performance of the Borrower under this Amendment, the Revolving Notes as referenced in subsection (a) above, or any other certificate, instrument or agreement required to be delivered by the Borrower hereunder.

     5.   Conditions Precedent.  As conditions precedent to the effectiveness of
          --------------------
this Amendment, the Agents shall have received the following (in form and substance satisfactory to the Agents and their counsel and the Banks and their counsel and in sufficient numbers for each Bank to receive a copy with respect to item (a) below);

     (a)  This Amendment duly executed by the Borrower and the Banks.

     (b) The Revolving Notes substantially in the forms attached hereto as Exhibits "E-1" - "E-8", each duly executed by the Borrower, payable to
          ----------------------
          the order of each respective Bank in the amount of each respective Bank's Commitment and dated the date of this Amendment.

     (c) Such other documents, agreements and instruments as the Agents or any Bank may reasonably request.

     6.   Reaffirmation of Agreement.  Except as specifically modified hereby,
          --------------------------
the Agreement shall remain in full force and effect, and the Borrower represents and warrants that no Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment. Further, the Borrower acknowledges that as of the date of this Amendment there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Loan Documents.

     7.   Counterparts.  This Amendment may be executed in as many counterparts
          ------------
as may be deemed necessary or convenient and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same agreement.

     IN WITNESS WHEREOF, the Borrower, the Banks and the Agent, by their respective duly authorized officers, have executed this First Amendment to Third Amended and Restated Credit Agreement effective as of the date and year first written above.

                              BINDLEY WESTERN INDUSTRIES, INC.



                              By: /s/  Thomas J. Salentine
                                  ----------------------------------------------
                                  Thomas J. Salentine, Executive Vice President


                              Address:  8909 Purdue Road
                                        Indianapolis, Indiana  46268
                                        Attn:  Thomas J. Salentine
                                        Telephone:  (317) 704-4000
                                        Fax:        (317) 704-4603

                         KEYBANK NATIONAL ASSOCIATION



                               By: /s/  Frank J. Jancar
                                  -----------------------------------
                               Title: Vice President
                                      -------------------------------

                               Address:   127 Public Square
                                          Cleveland, Ohio 44114
                                          Attn: Frank J. Jancar
                                          Telephone:  (216) 689-4442
                                          Fax:        (216) 689-4981


                               SUNTRUST BANK, CENTRAL FLORIDA, N.A.



                               By: /s/  Christopher A. Black
                                  -----------------------------------

                               Title: Vice President and Director
                                     --------------------------------

                               Address:   10 West Market Street
                                          Suite 500
                                          Indianapolis, Indiana 46204-2957
                                          Attn: Christopher A. Black
                                          Telephone:  (317) 464-5248
                                          Fax:        (317) 464-5249


                               NATIONAL CITY BANK OF INDIANA


                               By: /s/  William E. Kennedy
                                  -----------------------------------

                               Title: Vice President
                                     --------------------------------

                               Address: One National City Center, Suite 200E Indianapolis, Indiana 46255
                                         Attn:  William E. Kennedy
                                         Telephone:  (317) 267-7066
                                         Fax:        (317) 267-6249

                               FIFTH THIRD BANK, INDIANA


                               By: /s/ Jonathan O. Speers
                                  ----------------------------------

                               Title: Vice President
                                     -------------------------------

                               Address:    251 North Illinois Street
                                           Suite 1000
                                           Indianapolis, Indiana 46204
                                           Attn:  Jonathan O. Speers
                                           Telephone:   (317) 383-2424
                                           Fax:         (317) 383-2427


                               THE NORTHERN TRUST COMPANY


                               By: /s/ Candalario Martinez
                                  ----------------------------------

                               Title: Vice President
                                     -------------------------------

                               Address:    50 South LaSalle Street
                                           Floor B-2
                                           Chicago, Illinois 60675
                                           Attn:  Candalario Martinez
                                           Telephone:  (312) 557-2816
                                           Fax:        (312) 444-7028


                               THE HUNTINGTON NATIONAL BANK


                               By: /s/  Lori L. Abbott
                                  ----------------------------------

                               Title: Vice President
                                     -------------------------------

                               Address: 201 North Illinois Street, Suite 1800 Indianapolis, Indiana 46204
                                           Attn: Lori Abbott
                                           Telephone:  (317) 237-2500
                                           Fax:        (317) 237-2505


                               COMERICA BANK

                              By: /s/ Kathleen M. Kasperek
                                  ---------------------------------------

                              Title: Account Officer
                                     ------------------------------------

                              Address:   500 Woodward Avenue
                                         Mail Code 3269
                                         Detroit, Michigan 48226
                                         Attn: Kathleen M. Kasperek
                                         Telephone:  (313) 222-3808
                                         Fax:        (313) 222-9516


                              BANK ONE, INDIANA, NA, Individually and as Agent


                              By: /s/ Scott A. Dvornik
                                 ---------------------------------------

                              Title: Vice President
                                    ------------------------------------

                              Address:   One Indiana Square
                                         P.O. Box 7700, 13/th/ Floor
                                         Indianapolis, Indiana 46266
                                         Attn: Scott A. Dvornik
                                         Telephone:    (317) 266-4070
                                         Fax:          (317) 266-6042


Exhibits:
A             -     Competitive Bid
B             -     Competitive Bid Request from Borrower
C             -     Competitive Bid Request from Agent
D-1 - D-8     -     Competitive Loan Notes
E-1 - E-8     -     Revolving Notes
F             -     Swing Line Note
G             -     Compliance Certificate
Schedule 1    -     List of Borrower's Subsidiaries

                                                                     EXHIBIT 4-A

                                   EXHIBIT A
                                   ---------

                            FORM OF COMPETITIVE BID

Bank One, Indiana, NA, as Agent
One Indiana Square
13/th/ Floor
Indianapolis, Indiana 46266

Attention: Scott A. Dvornik

Dear Sirs:

     The undersigned, __________________________, refers to the Third Amended and Restated Credit Agreement dated effective as of December 28, 1998, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated effective as of December 16, 1999, as the same may be further amended (the "Credit Agreement"), among Bindley Western Industries, Inc. (the "Borrower"), the Banks named therein, and Bank One, Indiana, NA, as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 2.04(b) of the Credit Agreement, in response to the Competitive Bid Request made by the Borrower on ____________________, ____, and in that connection sets forth below the terms on which such Competitive Bid is made:

               (A)  Principal Amount /1/               _____________________

               (B)  Competitive Bid Rate               _____________________

               (C)  Competitive Bid Interest Period
                    and Last Day Thereof               _____________________

               (D)  Date of Competitive Borrowing      _____________________

     The undersigned hereby confirms that it is prepared to extend credit to the Borrower upon acceptance by the Borrower of this bid in accordance with Section 2.04(d) of the Credit Agreement.

                                    Very truly yours,

                                    [NAME OF BANK]


                                    By: _____________________________

                                        _____________________________
                                           (printed name and title)

__________________________

/1/ Not less than $10,000,000.00 or greater than the available Commitment for the Bank and in integral multiples of $1,000,000.00. Multiple bids will be accepted by the Agent. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend.

                                   EXHIBIT B
                                   ---------

                        FORM OF COMPETITIVE BID REQUEST


Bank One, Indiana, NA, as Agent
One Indiana Square
13/th/ Floor
Indianapolis, Indiana 46266

Attention: Scott A. Dvornik

Dear Sirs:

          The undersigned, Bindley Western Industries, Inc. (the "Borrower") refers to the Third Amended and Restated Credit Agreement dated effective as of December 28, 1998, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated effective as of December 16, 1999, as the same may be further amended (the "Credit Agreement") among the Borrower, the Banks named therein, and Bank One, Indiana, NA, as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 2.04(a) of the Credit Agreement that it requests a Competitive Bid Advance under the Credit Agreement, and, in that connection, sets forth below the terms on which such Competitive Borrowing is requested to be made:

          (A)  Date of Competitive Borrowing      ______________________________
               (which is a Banking Day)

          (B)  Principal Amount of Competitive    ______________________________
               Bid Advance/1//

          (C)  Competitive Bid Interest Period
               and the last day thereof/2//       ______________________________


     Upon acceptance of any or all of the Competitive Bids offered by the Banks in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Sections 4.01 and 2.04 of the Credit Agreement have been satisfied.

                                   Very truly yours,

                                   BINDLEY WESTERN INDUSTRIES, INC.


                                   By:_________________________________

                                   ____________________________________
                                   (printed name and title)

______________________________

/1//      Not less than $10,000,000.00 or greater than the Aggregate Commitment and in integral multiples of $1,000,000.00.

/2//      Which shall end not later than the Termination Date.

                                   EXHIBIT C
                                   ---------

                   FORM OF NOTICE OF COMPETITIVE BID REQUEST

___________________________
___________________________
___________________________
(Name of Bank)

Attention:  ____________________

Dear Sirs:

     Reference is made to the Third Amended and Restated Credit Agreement dated effective as of December 28, 1998, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated effective as of December 16, 1999 (the "Credit Agreement") among Bindley Western Industries, Inc. (the "Borrower"), the Banks named therein, and Bank One, Indiana, NA, as Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. The Borrower made a Competitive Bid Request on ___________________________, ____ pursuant to Section 2.04(a) of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid by _________________________. Your Competitive Bid must comply with Section 2.04(b) of the Credit Agreement and the terms set forth below on which the Competitive Bid Request was made:

     (A)  Date of Competitive Borrowing      __________________________

     (B)  Principal amount of Competitive
          Bid Advance                        __________________________

     (C)  Competitive Bid Interest Rate      __________________________

     (D)  Competitive Bid Interest Period
          and the last day thereof           __________________________


                                             Very truly yours,

                                             BANK ONE, INDIANA, NA, as Agent



                                            By:________________________________

                                               ________________________________
                                                    (printed name and title)

                                 EXHIBIT D -1


                                PROMISSORY NOTE
                          (Competitive Bid Facility)

$_______________                              Indianapolis, Indiana
                                              Dated: ________________
                                              Maturity:  December 14, 2000


     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of BANK ONE, INDIANA, N.A. (the "Bank") the principal sum of $______________ or so much of such Competitive Bid Advance as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of such Competitive Bid Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Competitive Bid Facility") incurred or to be incurred by the Maker under a credit facility extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated as of December 16, 1999, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Competitive Bid Facility outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Competitive Bid Facility and all payments by the Maker on account of the Competitive Bid Facility shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
                            ----- -----

     The terms "Competitive Bid Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of this Note outstanding from time to time prior to and after the Maturity Date for such Competitive Bid Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Competitive Bid Advance, accrued interest on the outstanding principal balance of this Note shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Competitive Bid Advance. After the Maturity Date for such Competitive Bid Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the Maturity Date for such Competitive Bid Advance as evidenced by this Note. Reference is made to the Credit Agreement which provides for acceleration of the maturity of the Competitive Bid Advance evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA located at 111 Monument Circle, P. O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.


                              BINDLEY WESTERN INDUSTRIES, INC.



                              By:______________________________________
                                              Vice President

                                 EXHIBIT D -2


                                PROMISSORY NOTE
                          (Competitive Bid Facility)

$_______________                              Indianapolis, Indiana
                                              Dated: __________________
                                              Maturity:  December 14, 2000


     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of COMERICA BANK (the "Bank") the principal sum of $______________ or so much of such Competitive Bid Advance as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of such Competitive Bid Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Competitive Bid Facility") incurred or to be incurred by the Maker under a credit facility extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated as of December 16, 1999, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Competitive Bid Facility outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Competitive Bid Facility and all payments by the Maker on account of the Competitive Bid Facility shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
                            ----- -----

     The terms "Competitive Bid Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of this Note outstanding from time to time prior to and after the Maturity Date for such Competitive Bid Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Competitive Bid Advance, accrued interest on the outstanding principal balance of this Note shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Competitive Bid Advance. After the Maturity Date for such Competitive Bid Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the Maturity Date for such Competitive Bid Advance as evidenced by this Note. Reference is made to the Credit Agreement which provides for acceleration of the maturity of the Competitive Bid Advance evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA located at 111 Monument Circle, P. O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.


                              BINDLEY WESTERN INDUSTRIES, INC.



                              By:  ___________________________________
                                              Vice President

                                 EXHIBIT D -3


                                PROMISSORY NOTE
                          (Competitive Bid Facility)


$_______________                                        Indianapolis, Indiana
                                                        Dated:__________________
                                                    Maturity:  December 14, 2000


On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of KEYBANK NATIONAL ASSOCIATION, N.A. (the "Bank") the principal sum of $______________ or so much of such Competitive Bid Advance as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of such Competitive Bid Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Competitive Bid Facility") incurred or to be incurred by the Maker under a credit facility extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated December 16, 1999, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Competitive Bid Facility outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Competitive Bid Facility and all payments by the Maker on account of the Competitive Bid Facility shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
                            ----- -----

     The terms "Competitive Bid Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of this Note outstanding from time to time prior to and after the Maturity Date for such Competitive Bid Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Competitive Bid Advance, accrued interest on the outstanding principal balance of this Note shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Competitive Bid Advance. After the Maturity Date for such Competitive Bid Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the Maturity Date for such Competitive Bid Advance as evidenced by this Note. Reference is made to the Credit Agreement which provides for acceleration of the maturity of the Competitive Bid Advance evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA located at 111 Monument Circle, P. O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.


                                          BINDLEY WESTERN INDUSTRIES, INC.



                                        By:___________________________________
                                                      Vice President

                                                                     Exhibit 4-A

                                  EXHIBIT D - 4

                                PROMISSORY NOTE
                          (Competitive Bid Facility)

$_______________                                  Indianapolis, Indiana
                                                  Dated: ________________
                                                  Maturity: December 14, 2000

     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of SUNTRUST BANK, CENTRAL FLORIDA, N.A. (the "Bank") the principal sum of $______________ or so much of such Competitive Bid Advance as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of such Competitive Bid Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Competitive Bid Facility") incurred or to be incurred by the Maker under a credit facility extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated December 16, 1999, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Competitive Bid Facility outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Competitive Bid Facility and all payments by the Maker on account of the Competitive Bid Facility shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
                            ----- -----

     The terms "Competitive Bid Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of this Note outstanding from time to time prior to and after the Maturity Date for such Competitive Bid Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Competitive Bid Advance, accrued interest on the outstanding principal balance of this Note shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Competitive Bid Advance. After the Maturity Date for such Competitive Bid Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the Maturity Date for such Competitive Bid Advance as evidenced by this Note. Reference is made to the Credit Agreement which provides for acceleration of the maturity of the Competitive Bid Advance evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA located at 111 Monument Circle, P. O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.

                                   BINDLEY WESTERN INDUSTRIES, INC.

                                   By:________________________________
                                              Vice President

                                                                     Exhibit 4-A
                                 EXHIBIT D - 5

                                PROMISSORY NOTE
                           (Competitive Bid Facility)

$_______________                                     Indianapolis, Indiana
                                                     Dated:______________
                                                     Maturity: December 14, 2000

     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of NATIONAL CITY BANK OF INDIANA (the "Bank") the principal sum of $______________ or so much of such Competitive Bid Advance as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of such Competitive Bid Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Competitive Bid Facility") incurred or to be incurred by the Maker under a credit facility extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated December 16, 1999, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Competitive Bid Facility outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Competitive Bid Facility and all payments by the Maker on account of the Competitive Bid Facility shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
                            ----- -----

     The terms "Competitive Bid Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of this Note outstanding from time to time prior to and after the Maturity Date for such Competitive Bid Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Competitive Bid Advance, accrued interest on the outstanding principal balance of this Note shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Competitive Bid Advance. After the Maturity Date for such Competitive Bid Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the Maturity Date for such Competitive Bid Advance as evidenced by this Note. Reference is made to the Credit Agreement which provides for acceleration of the maturity of the Competitive Bid Advance evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA located at 111 Monument Circle, P. O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.

                                   BINDLEY WESTERN INDUSTRIES, INC.


                                   By:________________________________
                                             Vice President

                                                                     Exhibit 4-A
                                 EXHIBIT D - 6

                                PROMISSORY NOTE
                           (Competitive Bid Facility)

$_______________                                  Indianapolis, Indiana
                                                  Dated: __________________
                                                  Maturity: December 14, 2000

     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of FIFTH THIRD BANK, INDIANA (the "Bank") the principal sum of $______________ or so much of such Competitive Bid Advance as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of such Competitive Bid Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Competitive Bid Facility") incurred or to be incurred by the Maker under a credit facility extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated December 16, 1999, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Competitive Bid Facility outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Competitive Bid Facility and all payments by the Maker on account of the Competitive Bid Facility shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
                            ----- -----

     The terms "Competitive Bid Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of this Note outstanding from time to time prior to and after the Maturity Date for such Competitive Bid Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Competitive Bid Advance, accrued interest on the outstanding principal balance of this Note shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Competitive Bid Advance. After the Maturity Date for such Competitive Bid Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the Maturity Date for such Competitive Bid Advance as evidenced by this Note. Reference is made to the Credit Agreement which provides for acceleration of the maturity of the Competitive Bid Advance evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA located at 111 Monument Circle, P. O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.


                                   BINDLEY WESTERN INDUSTRIES, INC.


                                   By:__________________________________
                                              Vice President

                                                                     Exhibit 4-A
                                 EXHIBIT D - 7

                                PROMISSORY NOTE
                           (Competitive Bid Facility)

$_______________                                  Indianapolis, Indiana
                                                  Dated: _________________
                                                  Maturity: December 14, 2000

     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of THE NORTHERN TRUST COMPANY (the "Bank") the principal sum of $______________ or so much of such Competitive Bid Advance as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of such Competitive Bid Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Competitive Bid Facility") incurred or to be incurred by the Maker under a credit facility extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated December 16, 1999, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Competitive Bid Facility outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Competitive Bid Facility and all payments by the Maker on account of the Competitive Bid Facility shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
                            ----- -----

     The terms "Competitive Bid Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of this Note outstanding from time to time prior to and after the Maturity Date for such Competitive Bid Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Competitive Bid Advance, accrued interest on the outstanding principal balance of this Note shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Competitive Bid Advance. After the Maturity Date for such Competitive Bid Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the Maturity Date for such Competitive Bid Advance as evidenced by this Note. Reference is made to the Credit Agreement which provides for acceleration of the maturity of the Competitive Bid Advance evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA located at 111 Monument Circle, P. O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.

                                        BINDLEY WESTERN INDUSTRIES, INC.


                                        By:_________________________________
                                              Vice President

                                                                     Exhibit 4-A

                                 EXHIBIT D - 8

                                PROMISSORY NOTE
                           (Competitive Bid Facility)

$_______________                                  Indianapolis, Indiana
                                                  Dated: _________________
                                                  Maturity: December 14, 2000

     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of THE HUNTINGTON NATIONAL BANK (the "Bank") the principal sum of $______________ or so much of such Competitive Bid Advance as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of such Competitive Bid Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Competitive Bid Facility") incurred or to be incurred by the Maker under a credit facility extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated December 16, 1999, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Competitive Bid Facility outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Competitive Bid Facility and all payments by the Maker on account of the Competitive Bid Facility shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
                            ----- -----

     The terms "Competitive Bid Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of this Note outstanding from time to time prior to and after the Maturity Date for such Competitive Bid Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Competitive Bid Advance, accrued interest on the outstanding principal balance of this Note shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Competitive Bid Advance. After the Maturity Date for such Competitive Bid Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the Maturity Date for such Competitive Bid Advance as evidenced by this Note. Reference is made to the Credit Agreement which provides for acceleration of the maturity of the Competitive Bid Advance evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA located at 111 Monument Circle, P. O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.

                                   BINDLEY WESTERN INDUSTRIES, INC.


                                   By:________________________________
                                              Vice President

                                 EXHIBIT E - 1

                                PROMISSORY NOTE
                              (Revolving Credit)

                                              Indianapolis, Indiana
$30,000,000.00                                Dated:  December 16, 1999
                                              Maturity:  December 14, 2000

     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of BANK ONE, INDIANA, NA (the "Bank") the principal sum of Thirty Million and No/100 Dollars ($30,000,000.00) or so much of the unpaid principal amount of each Advance represented by this Note as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of each Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Revolving Credit") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated as of the date of this Note, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Revolving Credit outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Revolving Credit and all payments by the Maker on account of the Revolving Credit shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
          ----- -----

     The terms "Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of each Advance outstanding from time to time prior to and after the Maturity Date for such Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Advance, accrued interest on each Advance shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Advance. After the Maturity Date for such Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

                                                                     Exhibit 4-A
     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the respective Maturity Date for each such Advance. Reference is made to the Credit Agreement which provides for acceleration of the maturity of all Advances evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA, 111 Monument Circle, P.O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.


                                    BINDLEY WESTERN INDUSTRIES, INC.

                                    By:__________________________________
                                         Thomas J. Salentine, Executive
                                              Vice President

                                                                     Exhibit 4-A

                                 EXHIBIT E - 2

                                PROMISSORY NOTE
                               (Revolving Credit)

                                              Indianapolis, Indiana
$10,000,000.00                                Dated:  December 16, 1999
                                              Maturity: December 14, 2000


     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of COMERICA BANK (the "Bank") the principal sum of Ten Million and No/100 Dollars ($10,000,000.00) or so much of the unpaid principal amount of each Advance represented by this Note as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of each Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Revolving Credit") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated as of the date of this Note, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Revolving Credit outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Revolving Credit and all payments by the Maker on account of the Revolving Credit shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
          ----- -----

     The terms "Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of each Advance outstanding from time to time prior to and after the Maturity Date for such Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Advance, accrued interest on each Advance shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Advance. After the Maturity Date for such Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

                                                                     Exhibit 4-A
     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the respective Maturity Date for each such Advance. Reference is made to the Credit Agreement which provides for acceleration of the maturity of all Advances evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA, 111 Monument Circle, P.O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.


                                    BINDLEY WESTERN INDUSTRIES, INC.


                                    By:__________________________________
                                         Thomas J. Salentine, Executive
                                              Vice President

                                                                     Exhibit 4-A
                                 EXHIBIT E - 3

                                PROMISSORY NOTE
                               (Revolving Credit)

                                              Indianapolis, Indiana
$31,000,000.00                                Dated: December 16, 1999
                                              Maturity: December 14, 2000


     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of KEYBANK NATIONAL ASSOCIATION (the "Bank") the principal sum of Thirty-One Million and No/100 Dollars ($31,000,000.00) or so much of the unpaid principal amount of each Advance represented by this Note as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of each Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Revolving Credit") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated as of the date of this Note, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Revolving Credit outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Revolving Credit and all payments by the Maker on account of the Revolving Credit shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
          ----- -----

     The terms "Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of each Advance outstanding from time to time prior to and after the Maturity Date for such Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Advance, accrued interest on each Advance shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Advance. After the Maturity Date for such Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the respective Maturity Date for each such Advance. Reference is made to the Credit Agreement which provides for acceleration of the maturity of all Advances evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA, 111 Monument Circle, P.O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.


                                    BINDLEY WESTERN INDUSTRIES, INC.



                                    By:_____________________________________
                                         Thomas J. Salentine, Executive
                                                Vice President

                                                                     Exhibit 4-A

                                 EXHIBIT E - 4

                                PROMISSORY NOTE
                              (Revolving Credit)

                                              Indianapolis, Indiana
$35,000,000.00                                Dated:  December 16, 1999
                                              Maturity:  December 14, 2000


     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of SUNTRUST BANK, CENTRAL FLORIDA, N.A. (the "Bank") the principal sum of Thirty-Five Million and No/100 Dollars ($35,000,000.00) or so much of the unpaid principal amount of each Advance represented by this Note as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of each Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Revolving Credit") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated as of the date of this Note, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Revolving Credit outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Revolving Credit and all payments by the Maker on account of the Revolving Credit shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
          ----- -----

     The terms "Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of each Advance outstanding from time to time prior to and after the Maturity Date for such Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Advance, accrued interest on each Advance shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Advance. After the Maturity Date for such Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the respective Maturity Date for each such Advance. Reference is made to the Credit Agreement which provides for acceleration of the maturity of all Advances evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA, 111 Monument Circle, P.O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.


                                    BINDLEY WESTERN INDUSTRIES, INC.



                                    By:__________________________________
                                         Thomas J. Salentine, Executive
                                                Vice President

                                                                     Exhibit 4-A

                                 EXHIBIT E - 5

                                PROMISSORY NOTE
                              (Revolving Credit)

                                              Indianapolis, Indiana
$10,000,000.00                                Dated:  December 16, 1999
                                              Maturity:  December 14, 2000


     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of NATIONAL CITY BANK OF INDIANA (the "Bank") the principal sum of Ten Million and No/100 Dollars ($10,000,000.00) or so much of the unpaid principal amount of each Advance represented by this Note as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of each Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Revolving Credit") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated as of the date of this Note, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Revolving Credit outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Revolving Credit and all payments by the Maker on account of the Revolving Credit shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
          ----- -----

     The terms "Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of each Advance outstanding from time to time prior to and after the Maturity Date for such Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Advance, accrued interest on each Advance shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Advance. After the Maturity Date for such Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

                                                                     Exhibit 4-A

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the respective Maturity Date for each such Advance. Reference is made to the Credit Agreement which provides for acceleration of the maturity of all Advances evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA, 111 Monument Circle, P.O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.


                                    BINDLEY WESTERN INDUSTRIES, INC.



                                    By:_________________________________
                                         Thomas J. Salentine, Executive
                                                Vice President

                                                                     Exhibit 4-A

                                 EXHIBIT E - 6

                                PROMISSORY NOTE
                              (Revolving Credit)

                                                  Indianapolis, Indiana
$9,000,000.00                                     Dated:  December 16, 1999
                                                  Maturity:  December 14, 2000


     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of FIFTH THIRD BANK, INDIANA (the "Bank") the principal sum of Nine Million and No/100 Dollars ($9,000,000.00) or so much of the unpaid principal amount of each Advance represented by this Note as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of each Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Revolving Credit") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated as of the date of this Note, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Revolving Credit outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Revolving Credit and all payments by the Maker on account of the Revolving Credit shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
          ----- -----

     The terms "Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of each Advance outstanding from time to time prior to and after the Maturity Date for such Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Advance, accrued interest on each Advance shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Advance. After the Maturity Date for such Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

                                                                     Exhibit 4-A

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the respective Maturity Date for each such Advance. Reference is made to the Credit Agreement which provides for acceleration of the maturity of all Advances evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA, 111 Monument Circle, P.O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.


                                    BINDLEY WESTERN INDUSTRIES, INC.



                                    By:_____________________________________
                                         Thomas J. Salentine, Executive
                                                Vice President

                                                                     Exhibit 4-A

                                 EXHIBIT E - 7

                                PROMISSORY NOTE
                              (Revolving Credit)

                                              Indianapolis, Indiana
$15,000,000.00                                Dated:  December 16, 1999
                                              Maturity:  December 14, 2000


     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of THE NORTHERN TRUST COMPANY (the "Bank") the principal sum of Fifteen Million and No/100 Dollars ($15,000,000.00) or so much of the unpaid principal amount of each Advance represented by this Note as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of each Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Revolving Credit") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated as of the date of this Note, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Revolving Credit outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Revolving Credit and all payments by the Maker on account of the Revolving Credit shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
          ----- -----

     The terms "Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of each Advance outstanding from time to time prior to and after the Maturity Date for such Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Advance, accrued interest on each Advance shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Advance. After the Maturity Date for such Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the respective Maturity Date for each such Advance. Reference is made to the Credit Agreement which provides for acceleration of the maturity of all Advances evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA, 111 Monument Circle, P.O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.


                                    BINDLEY WESTERN INDUSTRIES, INC.



                                    By:____________________________________
                                         Thomas J. Salentine, Executive
                                                Vice President

                                                                     Exhibit 4-A

                                 EXHIBIT E - 8

                                PROMISSORY NOTE
                              (Revolving Credit)

                                                    Indianapolis, Indiana
$10,000,000.00                                      Dated:  December 16, 1999
                                                    Maturity:  December 14, 2000


     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of THE HUNTINGTON NATIONAL BANK (the "Bank") the principal sum of Ten Million and No/100 Dollars ($15,000,000.00) or so much of the unpaid principal amount of each Advance represented by this Note as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of each Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Revolving Credit") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated as of the date of this Note, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Revolving Credit outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Advances under the Revolving Credit and all payments by the Maker on account of the Revolving Credit shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
          ----- -----

     The terms "Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of each Advance outstanding from time to time prior to and after the Maturity Date for such Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Advance, accrued interest on each Advance shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Advance. After the Maturity Date for such Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

                                                                     Exhibit 4-A

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the respective Maturity Date for each such Advance. Reference is made to the Credit Agreement which provides for acceleration of the maturity of all Advances evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA, 111 Monument Circle, P.O. Box 7700, Indianapolis, Indiana 46277-0119.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.


                                    BINDLEY WESTERN INDUSTRIES, INC.



                                    By:_________________________________
                                         Thomas J. Salentine, Executive
                                                Vice President

                                                                     Exhibit 4-A

                                PROMISSORY NOTE
                                 (Swing Line)

                                                    Indianapolis, Indiana
$20,000,000.00                                      Dated:  December 16, 1999
                                                    Maturity:  December 14, 2000


     On or before December 14, 2000, BINDLEY WESTERN INDUSTRIES, INC., an Indiana corporation (the "Maker"), promises to pay to the order of BANK ONE, INDIANA, NA (the "Bank") the principal sum of Twenty Million Dollars ($20,000,000.00) or so much of the unpaid principal amount of each Swing Line Advance represented by this Note as may be disbursed by the Bank under the terms of the Credit Agreement described below and remaining outstanding and unpaid, and to pay interest on the unpaid principal balance of each Swing Line Advance outstanding from time to time as provided in this Note.

     This Note evidences indebtedness (the "Swing Line ") incurred or to be incurred by the Maker under a revolving line of credit extended to the Maker by the Bank under that certain First Amendment to Third Amended and Restated Credit Agreement dated as of the date of this Note, among the Maker, the Bank, the other banks party thereto, and Bank One, Indiana, NA, as Agent (as from time to time amended, supplemented, replaced or otherwise modified, the "Credit Agreement"). The principal amount of the Swing Line outstanding from time to time shall be determined by reference to the books and records of the Bank on which all Swing Line Advances under the Swing Line and all payments by the Maker on account of the Swing Line shall be recorded. Such books and records shall be deemed prima facie to be correct as to such matters.
       ----- -----

     The terms "Swing Line Advance," "Maturity Date," and "Banking Day" are used in this Note as defined in the Credit Agreement.

     Interest on the unpaid principal balance of each Swing Line Advance outstanding from time to time prior to and after the Maturity Date for such Swing Line Advance will accrue at the rate or rates provided in the Credit Agreement. Prior to the Maturity Date for such Swing Line Advance, accrued interest on each Swing Line Advance shall be due and payable on such dates as set forth in the Credit Agreement and on the Maturity Date for such Swing Line Advance. After the Maturity Date for such Swing Line Advance, interest shall be due and payable as accrued and without demand. Interest will be calculated on the basis that an entire year's interest is earned in 360 days.

     Notwithstanding any other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable law, may be charged hereon to the Maker, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully sets out the limitations on how interest accrues hereon. In the event applicable law provides for a rate ceiling, that ceiling shall be the indicated rate ceiling and shall be used in this Note for calculating the maximum interest rate at which interest may be charged hereon and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the state in which the principal office of the Bank or any holder is located, or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

     The entire outstanding principal balance of this Note shall be due and payable, together with accrued interest, on the respective Maturity Date for each such Swing Line Advance. Reference is made to the Credit Agreement which provides for acceleration of the maturity of all Swing Line Advances evidenced by this Note upon the happening of Events of Default as defined therein. All payments made by the Maker hereunder shall be made for the account of the Bank at the office of Bank One, Indiana, NA, 111 Monument Circle, Indianapolis, Indiana 46277.

     All payments on account of this Note shall be applied first to expenses of collection, next to interest which is due and payable, and only after satisfaction of all such expenses and interest, to principal.

     The Maker and any endorsers severally waive demand, presentment for payment and notice of nonpayment of this Note, and each of them consents to any renewals or extensions of the time of payment of this Note without notice.

     All amounts payable under the terms of this Note shall be payable with expenses of collection, including attorneys' fees, and without relief from valuation and appraisement laws.

     This Note may be prepaid only upon the conditions and at such times as provided in the Credit Agreement.

     This Note is made under and will be governed by the laws of the State of Indiana without reference to conflicts of law and principles thereunder.


                                    BINDLEY WESTERN INDUSTRIES, INC.



                                    By:___________________________________
                                         Thomas J. Salentine, Executive
                                                Vice President

                                                                     Exhibit 4-A

                                   EXHIBIT G
                                   ---------

                            COMPLIANCE CERTIFICATE

     I represent that I am the [chief executive officer or chief financial officer] of BINDLEY WESTERN INDUSTRIES, INC. ("Borrower") and pursuant to the terms of the First Amendment to Third Amended and Restated Credit Agreement dated effective December 16, 1999 by and among the Borrower and the Banks which are parties thereto, I certify that:

     1. Each of the representations contained in Sections 5.01 through 5.12, inclusive, and 5.15 of the Credit Agreement are true and correct as of the date of this Officer's Certificate.

     2. The financial statements of the Borrower as of ___________, _____, and for the fiscal year then ended, and the financial statements as of ______________________, _____, and for the partial fiscal year then ended, present fairly the financial condition of the Borrower and the results of its operations as of the dates of such statements and for the fiscal periods then ended, and since the date of the latest of such statements there has been no material adverse change in its financial position or its operations.

     3. No Default, as such term is defined in the Credit Agreement, has occurred and is continuing.

     4. Computation of Borrower's compliance with each of the financial covenants as contained in the Credit Agreement is set forth below:

     Net Worth  (Section 6.09)                             Current Requirement
     ---------                                             -------------------

     1.   Total Assets                        ________
     2.   Total Liabilities, Reserves and
            Minority Interest                 ________
     3.   Line 1 minus Line 2                 ________        $295,000,000


     Total Debt to EBITDA (Section 6.10)
     --------------------

     1.   Total Debt                          ________
     2.   EBITDA                              ________
     3.   Line 1 divided by Line 2            ________         3.25 to 1.0

     Interest Coverage Ratio (Section 6.11)
     -----------------------

     1.   Net Income (excluding all extraordinary
                 gains and losses)             ________
     2.    Income Taxes                        ________
     3.    Interest Expense                    ________
     4.    Line 1 plus Lines 2 and 3           ________
     5.    Interest Expense (same as Line 3)   ________
     6.    Line 4 divided by Line 5            ________  2.50 to 1.0

                                    BINDLEY WESTERN INDUSTRIES, INC.



                                    By:________________________________

                                    ___________________________________
                                          (Printed Name and Title)

                                    Date:___________________________

                                                                     EXHIBIT 4-B

               AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT

     This Amendment No. 1 (the "Amendment") is dated as of December 15, 1999 among Bindley Western Funding Corporation (the "Seller"), Falcon Asset Securitization Corporation ("Falcon"), the financial institutions signatory hereto (the "Investors") and Bank One, NA (formerly known as The First National Bank of Chicago), as agent (the "Agent") for Falcon and the Investors (collectively, the "Purchasers").

                             W I T N E S S E T H:

     WHEREAS, the Seller, the Purchasers and the Agent are parties to that certain Receivables Purchase Agreement dated as of December 28, 1998 (the "Agreement"); and

     WHEREAS, the Seller the undersigned Purchasers and the Agent desire to amend the Agreement so as to (i) add Sun Trust Bank, Central Florida, NA, The Northern Trust Company, The Huntington National Bank and Bank One, Indiana, NA as Investors thereunder (the "New Investors"), (ii) remove NationsBank, N.A. (now known as Bank of America National Trust and Savings Association) and NBD Bank, N.A. (the "Exiting Investors") as Investors thereunder, (iii) increase the aggregate Commitments of the Investors thereunder to $350,000,000, and (iv) amend various other provisions of the Agreement as more fully described hereinafter;

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Defined Terms. Capitalized terms used herein and not otherwise
          -------------
defined shall have their meanings as attributed to such terms in the Agreement.

     2.   Amendments to the Agreement.
          ---------------------------

     2.1. Amendment to Section 7.1(e)(i).  Section 7.1(e)(i) of the Agreement is
          ------------------------------
hereby amended by deleting the percentage "28.0%" where it appears therein and inserting the percentage "23.0%" in lieu thereof.

     2.2. Amendment to Section 1.11.  Section 1.11 of the Agreement is hereby
          -------------------------
deleted in its entirety.

     2.3. Amendment to Section 1.12.  Section 1.12 of the Agreement is hereby
          -------------------------
deleted in its entirety.

     2.4. Increase in the Total Commitment. The Total Commitment amount set
          --------------------------------
forth on the first signature page to the Agreement is hereby amended by deleting the amount "$250,000,000" where it appears thereon and inserting the amount "$350,000,000" in lieu thereof.

     2.5.  Adjustment of Commitments.  The signature pages to the Agreement are
           -------------------------
hereby amended by deleting the amount of the Commitment of each Investor set forth on the signature pages of the Agreement and inserting in lieu therefor the amount set forth opposite such Investor's respective signature hereto.

     2.6.  Amendment to the Definition of Commitment. The definition of
           -----------------------------------------
"Commitment" appearing in Exhibit I to the Agreement is hereby amended in its entirety to read as set forth below:

           "`Commitment' means, for each Investor, the commitment of such
             ----------
Investor to purchase its Pro Rata Share of Receivable Interests from (i) the Seller and (ii) Falcon, such Pro Rata Share not to exceed, in the aggregate, the amount set forth opposite such Investor's name on the signature pages of Amendment No. 1 to the Agreement dated as of December 15, 1999, as such amount may be modified in accordance with the terms hereof."

     2.7.  Amendment to the Definition of Liquidity Termination Date.  The
           ---------------------------------------------------------
definition of "Liquidity Termination Date" appearing in Exhibit I to the Agreement is hereby amended in its entirety to read as set forth below:

           "'Liquidity Termination Date' means December 13, 2000."
             --------------------------

     2.8.  Amendment to the Definition of Total Government Obligor Limit.  The
           -------------------------------------------------------------
definition of "Total Government Obligor Limit" appearing in Exhibit I to the Agreement is hereby amended by deleting the percentage "10%" where it appears therein and inserting the percentage "17%" in lieu thereof.

     3.    Termination of the Commitments of the Exiting Investors.  Upon the
           -------------------------------------------------------
effectiveness of this Amendment pursuant to paragraph 6 hereof, the Commitments of the Exiting Investors are hereby terminated and cancelled in full and the Exiting Investors shall cease to be Investors under the Agreement.

     4.    Inclusion of the New Investors. Upon the effectiveness of this
           ------------------------------
Amendment pursuant to paragraph 6 hereof, each New Investor (a) shall for all purposes be an Investor under and pursuant to the terms of the Agreement, as amended hereby, (b) shall have all the rights and obligations of an Investor ender the Agreement, as amended hereby, and (ii) shall have the respective Commitment under the Agreement in the amount set forth opposite its signature hereto.

     5.    Representations and Warranties.  In order to induce the Agent and the
           ------------------------------
undersigned Purchasers to enter into this Amendment the Seller represents and warrants that:

     5.1. The representations and warranties set forth in Article III of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Termination Event or Potential Termination Event on the date hereof.

     5.2. The execution and delivery by the Seller of this Amendment has been duly authorized by proper corporate proceedings of the Seller and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

     5.3. Neither the execution and delivery by the Seller of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Seller or any Subsidiary or the Seller's or any Subsidiary's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Seller or any Subsidiary is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

     6.    Effective Date.  This Amendment shall become effective as of the date
           --------------
above first written upon receipt by the Agent of (i) counterparts of this Amendment duly executed by the Seller and each of the Investors and (ii) payments for the accounts of the Exiting Investors of all Investor Fees payable to the Exiting Investors under the Agreement, accrued for the period through and including the date of this Amendment. The Agent agrees to promptly remit such amount to the Exiting Investors upon its receipt thereof.

     8.    Ratification.  The Agreement, as amended hereby, is hereby ratified,
           ------------
approved and confirmed in all respects.

     9.    Reference to Agreement. From and after the effective date hereof,
           ----------------------
each reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

     10.   Costs and Expenses. The Seller agrees to pay all costs, fees, and
           ------------------
out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

     11.   CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
           -------------
THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

     12.   Execution in Counterparts. This Amendment may be executed in any
           -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

  IN WITNESS WHEREOF, the Seller, the undersigned Investors and the Agent have executed this Amendment as of the date first above written.



                                   BINDLEY WESTERN FUNDING
                                   CORPORATION, as Seller

                                   By: /s/ Thomas J. Salentine
                                       -----------------------

                                   Title: Chairman
                                          --------


                                   FALCON ASSET SECURITIZATION CORPORATION

                                   By: /s/ Ronald J. Adkins
                                       --------------------

                                   Authorized Signatory


                                   BANK ONE, NA (formerly known as THE
                                   FIRST NATIONAL BANK OF
                                   CHICAGO), as Agent

                                   By: /s/ Ronald J. Adkins
                                       ---------------------

                                   Title: First Vice President
                                          ---------------------

                                   INVESTORS
                                   ---------

Total Commitment
----------------
$350,000,000

Commitment                            BANK ONE, INDIANA, NA
----------
$180,000,000

                                      By: _______________ ______________________

                                      Title: _________________________



Commitment                            COMERICA BANK __
----------
$35,000,0000
                                      By: ____________________________

                                      Title: _________________________



Commitment                            KEYBANK NATIONAL ASSOCIATION
----------
$33,000,000
                                      By: ___________________ __________________

                                      Title: _________________________



Commitment                            THE NORTHERN TRUST COMPANY
----------
$30,000,000
                                      By: ____________________________

                                      Title: _________________________



                                      NATIONAL CITY BANK OF INDIANA
Commitment
----------
$25,000,000                           By: ____________________________

                                      Title: _________________________

Commitment                            THE HUNTINGTON NATIONAL BANK
----------
$20,000,000
                                      By: ____________________________

                                      Title: _________________________



Commitment                            SUNTRUST BANK, CENTRAL
----------
$15,000,000                           FLORIDA, N.A.

                                      By: ____________________________

                                      Title: _________________________



Commitment                            FIFTH THIRD BANK, INDIANA
----------
$12,000,000
                                      By: ____________________________

                                      Title: _________________________



Commitment                            BANK OF AMERICA NATIONAL
----------
$ -0-                                 TRUST AND SAVING ASSOCIATION
                                      (formerly known as NATIONSBANK,
                                      N.A.)

                                      By: __________________________________

                                      Title: _______________________________


Commitment                            NBD BANK, N.A.
----------
$ -0-
                                      By: __________________________________

                                      Title: _______________________________

                                                                     Exhibit 4-B

               AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT

     This Amendment No. 1 (the "Amendment") is dated as of December 15, 1999 among Bindley Western Funding Corporation (the "Seller"), Falcon Asset Securitization Corporation ("Falcon"), the financial institutions signatory hereto (the "Investors") and Bank One, NA (formerly known as The First National Bank of Chicago), as agent (the "Agent") for Falcon and the Investors (collectively, the "Purchasers").

                             W I T N E S S E T H:

     WHEREAS, the Seller, the Purchasers and the Agent are parties to that certain Receivables Purchase Agreement dated as of December 28, 1998 (the "Agreement"); and

     WHEREAS, the Seller the undersigned Purchasers and the Agent desire to amend the Agreement so as to (i) add Sun Trust Bank, Central Florida, NA, The Northern Trust Company, The Huntington National Bank and Bank One, Indiana, NA as Investors thereunder (the "New Investors"), (ii) remove NationsBank, N.A. (now known as Bank of America National Trust and Savings Association) and NBD Bank, N.A. (the "Exiting Investors") as Investors thereunder, (iii) increase the aggregate Commitments of the Investors thereunder to $350,000,000, and (iv) amend various other provisions of the Agreement as more fully described hereinafter;

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Defined Terms. Capitalized terms used herein and not otherwise defined
          -------------
shall have their meanings as attributed to such terms in the Agreement.

     2.   Amendments to the Agreement.
          ---------------------------

     2.1. Amendment to Section 7.1(e)(i).  Section 7.1(e)(i) of the Agreement is
          ------------------------------
hereby amended by deleting the percentage "28.0%" where it appears therein and inserting the percentage "23.0%" in lieu thereof.

     2.2. Amendment to Section 1.11.  Section 1.11 of the Agreement is hereby
          -------------------------
deleted in its entirety.

     2.3. Amendment to Section 1.12.  Section 1.12 of the Agreement is hereby
          -------------------------
deleted in its entirety.

     2.4. Increase in the Total Commitment. The Total Commitment amount set
          --------------------------------
forth on the first signature page to the Agreement is hereby amended by deleting the amount "$250,000,000" where it appears thereon and inserting the amount "$350,000,000" in lieu thereof.

  2.5.  Adjustment of Commitments.  The signature pages to the Agreement are
        -------------------------
hereby amended by deleting the amount of the Commitment of each Investor set forth on the signature pages of the Agreement and inserting in lieu therefor the amount set forth opposite such Investor's respective signature hereto.

  2.6.  Amendment to the Definition of Commitment. The definition of
        -----------------------------------------
"Commitment" appearing in Exhibit I to the Agreement is hereby amended in its entirety to read as set forth below:

        "`Commitment' means, for each Investor, the commitment of such Investor
          ----------
to purchase its Pro Rata Share of Receivable Interests from (i) the Seller and
(ii) Falcon, such Pro Rata Share not to exceed, in the aggregate, the amount set forth opposite such Investor's name on the signature pages of Amendment No. 1 to the Agreement dated as of December 15, 1999, as such amount may be modified in accordance with the terms hereof."

  2.7.  Amendment to the Definition of Liquidity Termination Date.  The
        ---------------------------------------------------------
definition of "Liquidity Termination Date" appearing in Exhibit I to the Agreement is hereby amended in its entirety to read as set forth below:

        "`Liquidity Termination Date' means December 13, 2000."
          --------------------------

  2.8.  Amendment to the Definition of Total Government Obligor Limit.  The
        -------------------------------------------------------------
definition of "Total Government Obligor Limit" appearing in Exhibit I to the Agreement is hereby amended by deleting the percentage "10%" where it appears therein and inserting the percentage "17%" in lieu thereof.

  3.    Termination of the Commitments of the Exiting Investors.  Upon the
        -----------------------------------------------------
effectiveness of this Amendment pursuant to paragraph 6 hereof, the Commitments of the Exiting Investors are hereby terminated and cancelled in full and the Exiting Investors shall cease to be Investors under the Agreement.

  4.    Inclusion of the New Investors. Upon the effectiveness of this Amendment
        ------------------------------
pursuant to paragraph 6 hereof, each New Investor (a) shall for all purposes be an Investor under and pursuant to the terms of the Agreement, as amended hereby,
(b) shall have all the rights and obligations of an Investor ender the Agreement, as amended hereby, and (ii) shall have the respective Commitment under the Agreement in the amount set forth opposite its signature hereto.

  5.    Representations and Warranties.  In order to induce the Agent and the
        ------------------------------
undersigned Purchasers to enter into this Amendment the Seller represents and warrants that:

  5.1. The representations and warranties set forth in Article III of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Termination Event or Potential Termination Event on the date hereof.

     5.2. The execution and delivery by the Seller of this Amendment has been duly authorized by proper corporate proceedings of the Seller and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

     5.3. Neither the execution and delivery by the Seller of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Seller or any Subsidiary or the Seller's or any Subsidiary's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Seller or any Subsidiary is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

     6.    Effective Date.  This Amendment shall become effective as of the date
           --------------
above first written upon receipt by the Agent of (i) counterparts of this Amendment duly executed by the Seller and each of the Investors and (ii) payments for the accounts of the Exiting Investors of all Investor Fees payable to the Exiting Investors under the Agreement, accrued for the period through and including the date of this Amendment. The Agent agrees to promptly remit such amount to the Exiting Investors upon its receipt thereof.

     8.    Ratification.  The Agreement, as amended hereby, is hereby ratified,
           ------------
approved and confirmed in all respects.

     9.    Reference to Agreement. From and after the effective date hereof,
           ----------------------
each reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

     10.   Costs and Expenses. The Seller agrees to pay all costs, fees, and
           ------------------
out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

     11.   CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH
           -------------
THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.


     12.   Execution in Counterparts. This Amendment may be executed in any
           -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Seller, the undersigned Investors and the Agent have executed this Amendment as of the date first above written.



                                         BINDLEY WESTERN FUNDING
                                         CORPORATION, as Seller

                                         By: /s/ Thomas J. Salentine
                                            ------------------------

                                         Title: Chairman
                                               ---------



                                         FALCON ASSET SECURITIZATION CORPORATION

                                         By: /s/ Ronald J. Adkins
                                            ---------------------

                                         Authorized Signatory


                                         BANK ONE, NA (formerly known as THE
                                         FIRST NATIONAL BANK OF
                                         CHICAGO), as Agent

                                         By: /s/ Ronald J. Adkins
                                            ---------------------

                                         Title: First Vice President
                                               ---------------------

                                           INVESTORS
                                           ---------

Total Commitment
----------------
$350,000,000

Commitment                            BANK ONE, INDIANA, NA
----------
$180,000,000

                                      By: ___________________________________

                                      Title: ________________________



Commitment                            COMERICA BANK__________________
----------
$35,000,0000
                                      By: ___________________________

                                      Title: ________________________



Commitment                            KEYBANK NATIONAL ASSOCIATION
----------
$33,000,000
                                      By: ___________________________________

                                      Title: ________________________


Commitment                            THE NORTHERN TRUST COMPANY
----------
$30,000,000
                                      By: ___________________________

                                      Title: ________________________



                                      NATIONAL CITY BANK OF INDIANA
Commitment
----------
$25,000,000                           By: ___________________________

                                      Title: ________________________

Commitment                            THE HUNTINGTON NATIONAL BANK
----------
$20,000,000
                                      By: _____________________________

                                      Title: __________________________



Commitment                            SUNTRUST BANK, CENTRAL
----------
$15,000,000                           FLORIDA, N.A.

                                      By: _____________________________

                                      Title: __________________________



Commitment                            FIFTH THIRD BANK, INDIANA
----------
$12,000,000
                                      By: _____________________________

                                      Title: __________________________



Commitment                            BANK OF AMERICA NATIONAL
----------
$ -0-                                 TRUST AND SAVING ASSOCIATION
                                      (formerly known as NATIONSBANK,
                                      N.A.)

                                      By: _____________________________

                                      Title: __________________________


Commitment                            NBD BANK, N.A.
----------
$ -0-
                                      By: _____________________________

                                      Title: __________________________